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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2001 (January 8, 2001)

                        SEQUA CORPORATION
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     (Exact name of registrant as specified in its charter)

Delaware                      1-804          13-1885030
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(State of incorporation)      (Commission    (I.R.S. Employer)
                              File Number)   Identification No.)



200 Park Avenue, New York, New York                    10166
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (212) 986-5500

                              None
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  (Former name or former address, if changed since last report)








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Item 5.   Other Events.
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          Registrant's press release dated January 8, 2001 is filed
herewith as Exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c) Exhibits. The following exhibit is filed herewith and incorporated herein by reference:

          20.  Press release of Registrant dated January 8, 2001.




                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current
Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SEQUA CORPORATION



                              By:______________________________
                                 Howard M. Leitner
                                 Chief Financial Officer

Dated:  January 9, 2001








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                          EXHIBIT INDEX



Number    Description
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20.       Press release of Registrant dated January 8, 2001.

































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